Exhibit 99.1
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MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
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                             Computational Materials



                                  $253,850,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE7



                       Mortgage Pass-Through Certificates









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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 1
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MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by
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issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform
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purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 2
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MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
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                           Approximately $253,850,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE7

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- ------------ ------------ ------------------- ------------ ---------- ------------------------ -------------- ------------
                                                                    Modified
                                                        Avg Life    Duration                                Initial
Offered                             Expected Ratings    to Call /   To Call/     Payment Window To Call  Subordination
Classes  Description   Balance(4)  (S&P/Fitch/Moody's)  Mty(1)(2)   Mty(1)(2)(3)     / Mty(1)(2)            Level(5)    Benchmark
======== ============ ============ =================== ============ ============ ====================== ============== ============
  A-1    Not Offered   368,465,000    AAA/AAA/Aaa      2.69 / 2.92         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ------------ ---------------------- -------------- ------------
  A-2A     Floater     253,850,000    AAA/AAA/Aaa      2.65 / 2.86  2.54 / 2.72   09/04 - 07/12 /           18.15%     1 Mo. LIBOR
                                                                                  09/04 - 02/21
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-2B   Not Offered    63,462,000    AAA/AAA/Aaa      2.65 / 2.86         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-3    Not Offered   225,035,000    AAA/AAA/Aaa      2.72 / 2.97         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-4    Not Offered    90,000,000    AAA/AAA/Aaa      0.79 / 0.79         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-5    Not Offered    74,405,000    AAA/AAA/Aaa      2.79 / 2.79         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-6    Not Offered    40,410,000    AAA/AAA/Aaa      6.85 / 8.14         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-1    Not Offered    41,572,000    AA+/AA+/Aa1      5.27 / 5.83         *****Not Offered*****            15.10%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-2    Not Offered    36,120,000     AA/AA/Aa2       5.25 / 5.79         *****Not Offered*****            12.45%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-3    Not Offered    23,852,000    AA-/AA-/Aa3      5.25 / 5.77         *****Not Offered*****            10.70%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-4    Not Offered    42,935,000       A/A/A2        5.23 / 5.71         *****Not Offered*****            7.55%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-5    Not Offered    19,764,000      A-/A-/A3       5.23 / 5.65         *****Not Offered*****            6.10%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-1    Not Offered    13,630,000   BBB+/BBB+/Baa1    5.22 / 5.59         *****Not Offered*****            5.10%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-2    Not Offered    10,223,000    BBB/BBB/Baa2     5.22 / 5.53         *****Not Offered*****            4.35%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-3    Not Offered    13,630,000   BBB-/BBB-/Baa3    5.22 / 5.45         *****Not Offered*****            3.35%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------

Notes: (1)   Certificates are priced to the 10% optional clean-up call.
-----  (2)   Based on the pricing prepayment speed.  See details below.
       (3)   Assumes pricing at par.
       (4)   Bond sizes subject to a variance of plus or minus 5%.
       (5)   Subordination levels to be finalized.

Issuer:                       Morgan Stanley ABS Capital I Inc. Trust 2004-HE7.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originators:                  Aames Capital Corporation, MILA, Inc. and
                              NC Capital Corporation.

Servicer:                     Chase Manhattan Mortgage Corporation, Countrywide
                              Home Loans Inc. and HomEq Servicing Corp.

Trustee:                      Deutsche Bank National Trust Company.

Managers:                     Morgan Stanley (lead manager), Countrywide
                              Securities Corp. and Utendahl Capital Partners,
                              L.P.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 3
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Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

Publically Offered            Class A-2A, A-2B, A-3, A-4, A-5, A-6, M-1, M-2,
Certificates:                 M-3, M-4, M-5, B-1, B-2 and B-3 Certificates.

LIBOR Certificates:           The Publically Offered Certificates and the Class
                              A-1 Certificates.

Group I Class A               Class A-1 Certificates.
Certificates:

Group II Class A              Class A-2A and Class A-2B Certificates.
Certificates:

Group III Class A             Class A-3, Class A-4, Class A-5 and Class A-6
Certificates:                 Certificates.

Group III Class A             Class A-4, Class A-5 and Class A-6 Certificates.
Sequential Certificates:

Expected Closing Date:        September 8, 2004 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              September 25, 2004.

Final Scheduled
Distribution Date:            The Distribution Date occurring in August 2034.

Due Period:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:      The interest accrual period for the LIBOR
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of three groups of
                              adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:       Approximately $450.2 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:      Approximately $387.7 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group III Mortgage Loans:     Approximately $525.2 million of Mortgage Loans
                              that have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie
                              Mac.

Pricing Prepayment Speed:     o   Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter

                              o   ARM Mortgage Loans: CPR of 25%

Credit Enhancement:           The LIBOR Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage Loans,

                              2) 3.35% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 4
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Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:               The later to occur of:

                              (x) The earlier of:

                                  (a) The Distribution Date occurring in
                                      September 2007; and

                                  (b) The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 36.30%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger           A Delinquency Trigger Event is in effect on any
Event:                        Distribution Date if on that Distribution Date the
                              60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage.
                              The 60 Day+ Rolling Average will equal the rolling
                              3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger       A Cumulative Loss Trigger Event is in effect on
Event:                        any Distribution Date if the aggregate amount of
                              Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                              Period divided by the aggregate Stated Principal
                              Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 37- 48          [3.00] for the first month,
                                                     plus an additional 1/12th
                                                     of [1.75] for each month
                                                     thereafter (e.g., [3.875]
                                                     in Month 43)

                              Months 49- 60          [4.75] for the first month,
                                                     plus an additional 1/12th
                                                     of [1.25] for each month
                                                     thereafter (e.g., [5.375]
                                                     in Month 55)

                              Months 61- 72          [6.00] for the first month,
                                                     plus an additional 1/12th
                                                     of [0.75] for each month
                                                     thereafter (e.g., [6.375]
                                                     in Month 67)

                              Months 72- thereafter  [6.75]

Group II Sequential           A Group II Sequential Trigger Event is in effect
Trigger Event:                on any Distribution Date if, before the 37th
                              Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                              Period divided by the aggregate Stated Principal
                              Balance of the mortgage loans as of the cut-off date exceeds 3.00%, or if, on or after the 37th
                              Distribution Date, a Trigger Event is in effect.

Initial Subordination         Class A:            18.15%
Percentage:                   Class M-1:          15.10%
                              Class M-2:          12.45%
                              Class M-3:          10.70%
                              Class M-4:           7.55%
                              Class M-5:           6.10%
                              Class B-1:           5.10%
                              Class B-2:           4.35%
                              Class B-3:           3.35%


Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date.

Step-up Coupons:              For all LIBOR Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

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                                     Page 5

Class A-2A Pass-Through       The Class A-2A Certificates will accrue interest
Rate:                         at a variable rate equal to the least of (i)
                              one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional
                              Clean-up Call is exercisable), (ii) the Loan Group
                              II Cap and (iii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:            For any distribution date, the weighted average of
                              the mortgage rates for each group II mortgage loan
                              (in each case, less the applicable Expense Fee
                              Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.

Class A-2A Basis Risk         As to any Distribution Date, the supplemental
Carry Forward Amount:         interest amount for each of the Class A-2A
                              Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Interest Distributions        On each Distribution Date and after payments of
on LIBOR Certificates:        servicing and trustee fees and other expenses,
                              interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates, second, pro rata to the Group II Class A Certificates and the Group III Class A Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis, to the Group II Class A Certificates and second, pro rata to the Class A-1 Certificates and the Group III Class A Certificates;

                              (iii) The portion of the Interest Remittance Amount attributable to the Group III Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis to the Group III Class A Certificates and second, pro rata to the Class A-1 Certificates and Group II Class A Certificates;

                              (iv) To the Class M-1 Certificates, its Accrued Certificate Interest;

                              (v) To the Class M-2 Certificates, its Accrued Certificate Interest;

                              (vi) To the Class M-3 Certificates, its Accrued Certificate Interest;

                              (vii) To the Class M-4 Certificates, its Accrued Certificate Interest;

                              (viii) To the Class M-5 Certificates, its Accrued
                                     Certificate Interest;

                              (ix) To the Class B-1 Certificates, its Accrued Certificate Interest;

                              (x) To the Class B-2 Certificates, its Accrued Certificate Interest, and

                              (xi) To the Class B-3 Certificates, its Accrued Certificate Interest.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions       On each Distribution Date (a) prior to the
on LIBOR Certificates:        Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-2 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero; and

                              (ix) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-2 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-2 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero; and

                              (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal             Except as described below, the Group III Class A
Allocation:                   Sequential Certificates will receive principal
                              sequentially; the Class A-5 Certificates will not receive principal distributions until the
                              Certificate Principal Balance of the Class A-4
                              Certificates has been reduced to zero, and the Class A-6 Certificates will not receive principal distributions until the Certificate Principal
                              Balance of the Class A-5 Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently among the Class A-1 Certificates, the Group II Class A Certificates and the Group III Class A Certificates based on the Class A Principal Allocation Percentage for the Class A-1 Certificates, Group II Class A Certificates and the Group III Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed pro rata to the holders of the Class A certificates in the other Class A Certificate Groups remaining outstanding, based on their remaining class certificate balances and in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata among the Class A-2A and Class A-2B Certificates, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Group II Class A Certificates will be allocated first to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero.

                              Any principal distributions allocated to the Group III Class A Certificates are required to be distributed pro rata among the Class A-3 Certificates and the Group III Class A Sequential Certificates. Principal distributions to the Group III Class A Sequential Certificates will be allocated first to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-6 Certificates, until their Class Certificate Balance has been reduced to zero..

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed pro rata between the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Allocation of Net             For any Distribution Date, any Net Monthly Excess
Monthly Excess Cashflow:      Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class M-4 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class M-5 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) to the Class B-2 Certificates, the unpaid
                                     interest shortfall amount;

                              (xiv)  to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xv) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xvi)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xvii) concurrently, any unpaid Class A-1 Basis
                                     Risk Carry Forward Amount to the Class A-1
                                     Certificates, any unpaid Group II Class A
                                     Basis Risk Carry Forward Amount to the
                                     Group II Class A Certificates and any
                                     unpaid Group III Class A Basis Risk Carry
                                     Forward Amount to the Group III Class A
                                     Certificates; and

                             (xviii) sequentially, to Classes M-1, M-2, M-3,
                                     M-4, M-5, B-1, B-2 and B-3 Certificates, in such order, any unpaid Basis Risk Carry Forward Amount for such classes.

Interest Remittance           For any Distribution Date, the portion of
Amount:                       available funds for such Distribution Date
                              attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate           For any Distribution Date and each class of LIBOR
Interest:                     Certificates, equals the amount of interest
                              accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution        On any Distribution Date, the sum of (i) the Basic
Amount:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

Basic Principal               On any Distribution Date, the excess of (i) the
Distribution Amount:          aggregate principal remittance amount over (ii)
                              the Excess Subordinated Amount, if any.

Net Monthly Excess            For any Distribution Date is the amount of funds
Cashflow:                     available for distribution on such Distribution
                              Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal               For any Distribution Date, the lesser of (i) the
Distribution Amount:          excess of (x) interest collected or advanced with
                              respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution
                              Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated           For any Distribution Date, means the excess, if
Amount:                       any, of the overcollateralization over the
                              required overcollateralization for such
                              Distribution Date.

Class A Principal             For any Distribution Date, the percentage
Allocation Percentage:        equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date, (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (iii) in the case of the Group III Class A
                              Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group III
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              63.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $6,815,072.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all LIBOR Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that the Class A-2A and Class
                              A-2B Certificates will be SMMEA eligible.

Prospectus:                   The Class A-2A, Class A-2B, Class A-3, Class A-4,
                              Class A-5, Class A-6, Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the LIBOR Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE LIBOR CERTIFICATES.






The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------
      PPC (%)                       50         60          75         100        125         150        175
----------------------------------------------------------------------------------------------------------------
A-2A  WAL                          5.28       4.47        3.59       2.65        2.01       1.53        1.16
      First Payment Date        9/25/2004   9/25/2004  9/25/2004   9/25/2004  9/25/2004   9/25/2004  9/25/2004
      Expected Final Maturity   11/25/2019  9/25/2017  3/25/2015   7/25/2012  11/25/2010  9/25/2009  10/25/2008
      Window                     1 - 183     1 - 157    1 - 127     1 - 95      1 - 75     1 - 61      1 - 50
----------------------------------------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

----------------------------------------------------------------------------------------------------------------
      PPC (%)                      50          60         75         100         125        150         175
----------------------------------------------------------------------------------------------------------------
A-2A  WAL                         5.62        4.78       3.87        2.86       2.17        1.65       1.18
      First Payment Date        9/25/2004  9/25/2004   9/25/2004  9/25/2004   9/25/2004  9/25/2004   9/25/2004
      Expected Final Maturity   8/25/2031  8/25/2029   3/25/2026  2/25/2021   7/25/2017  11/25/2014  12/25/2012
      Window                     1 - 324    1 - 300     1 - 259    1 - 198     1 - 155    1 - 123     1 - 100
----------------------------------------------------------------------------------------------------------------




The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

---------------------------------------------------------------------------------------------------
      CPR (%)                             20                    25                    30
---------------------------------------------------------------------------------------------------
A-2A  WAL                                3.26                  2.54                  2.01
      First Payment Date               9/25/2004             9/25/2004             9/25/2004
      Expected Final Maturity          4/25/2014             4/25/2012            11/25/2010
      Window                            1 - 116               1 - 92                1 - 75
---------------------------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

---------------------------------------------------------------------------------------------------
      CPR (%)                             20                    25                    30
---------------------------------------------------------------------------------------------------
A-2A  WAL                                3.54                  2.77                  2.20
      First Payment Date               9/25/2004             9/25/2004             9/25/2004
      Expected Final Maturity          6/25/2025             9/25/2021             9/25/2018
      Window                            1 - 250               1 - 205               1 - 169
---------------------------------------------------------------------------------------------------




The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

      Period          A-2A Cap (%)         Period         A-2A Cap (%)         Period         A-2A Cap (%)
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
                       Actual/360                          Actual/360                          Actual/360

         0                 -                 48              14.64               96              14.79
         1               11.76               49              14.65               97              14.79
         2                6.67               50              15.16               98              15.28
         3                6.47               51              14.67               99              14.79
         4                6.69               52              15.17              100              15.28
         5                6.49               53              14.68              101              14.79
         6                6.49               54              14.69              102              14.79
         7                7.20               55              16.27              103              16.38
         8                6.51               56              14.70              104              14.79
         9                6.74               57              15.19              105              15.29
        10                6.53               58              14.77              106              14.79
        11                6.76               59              15.27              107              15.29
        12                6.55               60              14.78              108              14.67
        13                6.56               61              14.78              109              11.83
        14                6.79               62              15.27              110              12.25
        15                6.59               63              14.78              111              11.88
        16                6.82               64              15.27              112              12.31
        17                6.61               65              14.78              113              11.94
        18                6.63               66              14.78              114              11.97
        19                7.41               67              16.36              115              13.29
        20                6.71               68              14.78              116              12.03
        21                7.90               69              15.27              117              12.47
        22                8.69               70              14.78              118              12.10
        23                9.01               71              15.27              119              12.54
        24                8.74               72              14.78              120              12.17
        25                8.78               73              14.78              121              12.21
        26                9.10               74              15.27              122              12.65
        27                9.14               75              14.78              123              12.28
        28                9.95               76              15.27              124              12.73
        29                9.66               77              14.78              125              12.36
        30                9.70               78              14.78              126              12.41
        31               10.81               79              16.36              127              13.78
        32                9.85               80              14.78              128              12.49
        33               10.54               81              15.27              129              12.95
        34               10.75               82              14.78              130              12.58
        35               11.17               83              15.27              131              13.05
        36               10.86               84              14.78              132              12.68
        37               36.74               85              14.78              133              12.73
        38               14.34               86              15.27              134              13.21
        39               14.05               87              14.78              135              12.83
        40               14.95               88              15.27              136              13.32
        41               14.38               89              14.78              137              12.94
        42               14.36               90              14.78              138              13.00
        43               15.37               91              15.80              139              13.96
        44               14.40               92              14.78              140              13.12
        45               14.95               93              15.28              141              13.62
        46               14.64               94              14.78              142              13.24
        47               15.13               95              15.28              143              13.75



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

      Period          A-2A Cap (%)         Period         A-2A Cap (%)         Period         A-2A Cap (%)
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
                       Actual/360                          Actual/360                          Actual/360

       144               13.37              187              22.06
       145               13.44              188              21.15
       146               13.96              189              22.44
       147               13.58              190              22.32
       148               14.11              191              23.74
       149               13.73              192              23.69
       150               13.81              193              24.48
       151               15.38              194              26.19
       152               13.97              195              26.30
       153               14.52              196              28.28
       154               14.14              197              28.55
       155               14.70              198              29.88
       156               14.32              199              34.74
       157               14.41              200              33.10
       158               14.99              201              36.23
       159               14.61              202              37.35
       160               15.20              203              41.37
       161               14.81              204                -
       162               14.92
       163               16.64
       164               15.14
       165               15.77
       166               15.38
       167               16.02
       168               15.63
       169               15.76
       170               16.42
       171               16.02
       172               16.70
       173               16.31
       174               16.46
       175               18.39
       176               16.77
       177               17.61
       178               17.31
       179               18.18
       180               17.89
       181               18.21
       182               19.17
       183               18.91
       184               19.94
       185               19.72
       186               20.16



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
--------------------------------------------------------------------------------




                             Computational Materials



                                   $63,462,000
                                  Approximately


                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE7



                       Mortgage Pass-Through Certificates






--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
--------------------------------------------------------------------------------


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).



--------------------------------------------------------------------------------

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY             |                         |         September 1, 2004
Securitized Products Group |     Morgan Stanley      |
                           |                         |
--------------------------------------------------------------------------------


                            Approximately $63,462,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE7

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                              HomEq Servicing Corp.
                                    Servicer

                             Transaction Highlights
                             ----------------------

-------- ------------ ------------ ------------------- ------------ ---------- ------------------------ -------------- ------------
                                                                    Modified
                                                        Avg Life    Duration                                Initial
Offered                             Expected Ratings    to Call /   To Call/     Payment Window To Call  Subordination
Classes  Description   Balance(4)  (S&P/Fitch/Moody's)  Mty(1)(2)   Mty(1)(2)(3)     / Mty(1)(2)            Level(5)    Benchmark
======== ============ ============ =================== ============ ============ ====================== ============== ============
  A-1    Not Offered   368,465,000    AAA/AAA/Aaa      2.69 / 2.92         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-2A   Not Offered   253,850,000    AAA/AAA/Aaa      2.65 / 2.86         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ------------ ---------------------- -------------- ------------
  A-2B     Floater      63,462,000    AAA/AAA/Aaa      2.65 / 2.86  2.54 / 2.71   09/04 - 07/12 /           18.15%     1 Mo. LIBOR
                                                                                  09/04 - 02/21
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-3    Not Offered   225,035,000    AAA/AAA/Aaa      2.72 / 2.97         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-4    Not Offered    90,000,000    AAA/AAA/Aaa      0.79 / 0.79         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-5    Not Offered    74,405,000    AAA/AAA/Aaa      2.79 / 2.79         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  A-6    Not Offered    40,410,000    AAA/AAA/Aaa      6.85 / 8.14         *****Not Offered*****            18.15%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-1    Not Offered    41,572,000    AA+/AA+/Aa1      5.27 / 5.83         *****Not Offered*****            15.10%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-2    Not Offered    36,120,000     AA/AA/Aa2       5.25 / 5.79         *****Not Offered*****            12.45%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-3    Not Offered    23,852,000    AA-/AA-/Aa3      5.25 / 5.77         *****Not Offered*****            10.70%     1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-4    Not Offered    42,935,000       A/A/A2        5.23 / 5.71         *****Not Offered*****            7.55%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  M-5    Not Offered    19,764,000      A-/A-/A3       5.23 / 5.65         *****Not Offered*****            6.10%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-1    Not Offered    13,630,000   BBB+/BBB+/Baa1    5.22 / 5.59         *****Not Offered*****            5.10%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-2    Not Offered    10,223,000    BBB/BBB/Baa2     5.22 / 5.53         *****Not Offered*****            4.35%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------
  B-3    Not Offered    13,630,000   BBB-/BBB-/Baa3    5.22 / 5.45         *****Not Offered*****            3.35%      1 Mo. LIBOR
-------- ------------ ------------ ------------------- ------------ ----------------------------------- -------------- ------------

Notes:  (1)   Certificates are priced to the 10% optional clean-up call.
-----   (2)   Based on the pricing prepayment speed. See details below.
        (3)   Assumes pricing at par.
        (4)   Bond sizes subject to a variance of plus or minus 5%.
        (5)   Subordination levels to be finalized.

Issuer:                       Morgan Stanley ABS Capital I Inc. Trust 2004-HE7.

Depositor:                    Morgan Stanley ABS Capital I Inc.

Originators:                  Aames Capital Corporation, MILA, Inc. and NC
                              Capital Corporation.

Servicer:                     Chase Manhattan Mortgage Corporation, Countrywide
                              Home Loans Inc. and HomEq Servicing Corp.

Trustee:                      Deutsche Bank National Trust Company.

Managers:                     Morgan Stanley (lead manager), Countrywide
                              Securities Corp. and Utendahl Capital Partners,
                              L.P.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Rating Agencies:              Standard & Poor's, Fitch Ratings and Moody's
                              Investors Service.

Offered Certificates:         Class A-2B Certificates.

Group I Class A Certificates: Class A-1 Certificates.

Group II Class A              Class A-2A and Class A-2B Certificates.
Certificates:

Group III Class A             Class A-3, Class A-4, Class A-5 and Class A-6
Certificates:                 Certificates.

Group III Class A Sequential  Class A-4, Class A-5 and Class A-6 Certificates.
Certificates:

Expected Closing Date:        September 8, 2004 through DTC and Euroclear or
                              Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning
                              September 25, 2004.

Final Scheduled
Distribution Date:            The Distribution Date occurring in August 2034.

Due Period:                   For any Distribution Date, the period commencing
                              on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:      The interest accrual period for the Offered
                              Certificates with respect to any Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

Mortgage Loans:               The Trust will consist of three groups of
                              adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage Loans:       Approximately $450.2 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage Loans:      Approximately $387.7 million of Mortgage Loans
                              with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group III Mortgage Loans:     Approximately $525.2 million of Mortgage Loans
                              that have original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie
                              Mac.

Pricing Prepayment Speed:     o   Fixed Rate Mortgage Loans: CPR starting at
                                  approximately 1.5333% CPR in month 1 and increasing to 23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23%
                                  CPR thereafter

                              o   ARM Mortgage Loans: CPR of 25%

Credit Enhancement:           The Offered Certificates are credit enhanced by:

                              1) Net monthly excess cashflow from the Mortgage Loans,

                              2) 3.35% overcollateralization (funded upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.70% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and

                              3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement            For any Distribution Date, the percentage obtained
Percentage:                   by dividing (x) the aggregate Certificate
                              Principal Balance of the subordinate certificates
                              (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such
                              Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Step-down Date:               The later to occur of:

                              (x) The earlier of:

                                  (a) The Distribution Date occurring in
                                      September 2007; and

                                  (b) The Distribution Date on which the
                                      aggregate balance of the Class A
                                      Certificates is reduced to zero; and

                              (y) The first Distribution Date on which the
                                  Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution
                                  Date) is greater than or equal to
                                  approximately 36.30%.

Trigger Event:                Either a Delinquency Trigger Event or a Cumulative
                              Loss Trigger Event.

Delinquency Trigger Event:    A Delinquency Trigger Event is in effect on any
                              Distribution Date if on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [40%] of the prior period's Senior Enhancement Percentage.
                              The 60 Day+ Rolling Average will equal the rolling
                              3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss Trigger       A Cumulative Loss Trigger Event is in effect on
Event:                        any Distribution Date if the aggregate amount of
                              Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                              Period divided by the aggregate Stated Principal
                              Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                              Months 37- 48          [3.00] for the first month,
                                                     plus an additional 1/12th
                                                     of [1.75] for each month
                                                     thereafter (e.g., [3.875]
                                                     in Month 43)

                              Months 49- 60          [4.75] for the first month,
                                                     plus an additional 1/12th
                                                     of [1.25] for each month
                                                     thereafter (e.g., [5.375]
                                                     in Month 55)

                              Months 61- 72          [6.00] for the first month,
                                                     plus an additional 1/12th
                                                     of [0.75] for each month
                                                     thereafter (e.g., [6.375]
                                                     in Month 67)

                              Months 72- thereafter  [6.75]

Group II Sequential Trigger   A Group II Sequential Trigger Event is in effect
Event:                        on any Distribution Date if, before the 37th
                              Distribution Date, the aggregate amount of Realized Losses incurred since the cut-off date through the last day of the related Prepayment
                              Period divided by the aggregate Stated Principal
                              Balance of the mortgage loans as of the cut-off date exceeds 3.00%, or if, on or after the 37th
                              Distribution Date, a Trigger Event is in effect.

Initial Subordination         Class A:            18.15%
Percentage:                   Class M-1:          15.10%
                              Class M-2:          12.45%
                              Class M-3:          10.70%
                              Class M-4:           7.55%
                              Class M-5:           6.10%
                              Class B-1:           5.10%
                              Class B-2:           4.35%
                              Class B-3:           3.35%


Optional Clean-up Call:       When the current aggregate principal balance of
                              the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                              Loans as of the cut-off date.

Step-up Coupons:              For all Offered Certificates the coupon will
                              increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A
                              Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through Rate:  The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A-2A and Class A-2B     The Class A-2A and Class A-2B Certificates will
Pass-Through Rate:            accrue interest at a variable rate equal to the
                              least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                              Loan Group II Cap and (iii) the WAC Cap.

Class A-3, A-4, A-5 and A-6   The Class A-3, A-4, A-5 and A-6 Certificates will
Pass-Through Rate:            accrue interest at a variable rate equal to the
                              least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the
                              Loan Group III Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate:  The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:  The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate:  The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate:  The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate:  The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate:  The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate:  The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate:  The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap: For any distribution date, the weighted average of the mortgage rates for each mortgage loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:             For any distribution date, the weighted average of
                              the mortgage rates for each group I mortgage loan
                              (in each case, less the applicable Expense Fee
                              Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.

Loan Group II Cap:            For any distribution date, the weighted average of
                              the mortgage rates for each group II mortgage loan
                              (in each case, less the applicable Expense Fee
                              Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.

Loan Group III Cap:           For any distribution date, the weighted average of
                              the mortgage rates for each group III mortgage loan (in each case, less the applicable Expense
                              Fee Rate) then in effect on the beginning of the related Due Period, adjusted, in each case, to accrue on the basis of a 360-day year and the actual number of days in the related Interest
                              Accrual Period.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A-1 Basis Risk Carry    As to any Distribution Date, the supplemental
Forward Amount:               interest amount for the Class A-1 Certificates
                              will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;

                              (ii) Any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

Class A-2A and Class A-2B     As to any Distribution Date, the supplemental
Basis Risk Carry Forward      interest amount for each of the Class A-2A and
Amount:                       Class  A-2B Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-2A and Class A-2B Pass-Through Rates (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;

                              (ii) Any Class A-2A and Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-2A and Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

Class A-3, A-4, A-5 and A-6   As to any Distribution Date, the supplemental
Basis Risk Carry Forward      interest amount for each of the Class A-3, A-4,
Amount:                       A-5 and A-6 Certificates will equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at the Class A-3, A-4, A-5 and A-6 Pass-Through Rates (without regard to the Loan Group III Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group III Cap or WAC Cap;

                              (ii) Any Class A-3, A-4, A-5 and A-6 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the related Class A-3, A-4, A-5 and A-6 Pass-Through Rate (without regard to the Loan Group III Cap or WAC Cap).

Class M-1, M-2, M-3, M-4,     As to any Distribution Date, the supplemental
M-5, B-1, B-2 and B-3         interest amount for each of the Class M-1, M-2,
Basis Risk Carry Forward      M-3, M-4, M-5, B-1, B-2 and B-3 Certificates will
Amounts:                      equal the sum of:

                              (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;

                              (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and

                              (iii) Interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Distributions on     On each Distribution Date and after payments of
Offered Certificates:         servicing and trustee fees and other expenses,
                              interest distributions from the Interest
                              Remittance Amount will be allocated as follows:

                              (i) The portion of the Interest Remittance Amount attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 Certificates, second, pro rata to the Group II Class A Certificates and the Group III Class A Certificates;

                              (ii) The portion of the Interest Remittance Amount attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis, to the Group II Class A Certificates and second, pro rata to the Class A-1 Certificates and the Group III Class A Certificates;

                              (iii) The portion of the Interest Remittance Amount attributable to the Group III Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, on a pro rata basis to the Group III Class A Certificates and second, pro rata to the Class A-1 Certificates and Group II Class A Certificates;

                              (iv) To the Class M-1 Certificates, its Accrued Certificate Interest;

                              (v) To the Class M-2 Certificates, its Accrued Certificate Interest;

                              (vi) To the Class M-3 Certificates, its Accrued Certificate Interest;

                              (vii) To the Class M-4 Certificates, its Accrued Certificate Interest;

                              (viii) To the Class M-5 Certificates, its Accrued
                                     Certificate Interest;

                              (ix) To the Class B-1 Certificates, its Accrued Certificate Interest;

                              (x) To the Class B-2 Certificates, its Accrued Certificate Interest, and

                              (xi) To the Class B-3 Certificates, its Accrued Certificate Interest.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Principal Distributions on    On each Distribution Date (a) prior to the
Offered Certificates:         Stepdown Date or (b) on which a Trigger Event is
                              in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-2 Certificates, until the
                                     Certificate Principal Balance thereof has been reduced to zero; and

                              (ix) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                              (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;

                              (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

                              (viii) to the Class B-2 Certificates, the lesser
                                     of the remaining Principal Distribution
                                     Amount and the Class B-2 Principal
                                     Distribution Amount, until the Certificate
                                     Principal Balance thereof has been reduced to zero; and

                              (ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal Allocation: Except as described below, the Group III Class A
                              Sequential Certificates will receive principal sequentially; the Class A-5 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero, and the Class A-6 Certificates will not receive principal distributions until the Certificate Principal Balance of the Class A-5 Certificates has been reduced to zero.

                              All principal distributions to the holders of the Class A Certificates on any Distribution Date will be allocated concurrently among the Class A-1 Certificates, the Group II Class A Certificates and the Group III Class A Certificates based on the Class A Principal Allocation Percentage for the Class A-1 Certificates, Group II Class A Certificates and the Group III Class A Certificates, as applicable.

                              However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed pro rata to the holders of the Class A certificates in the other Class A Certificate Groups remaining outstanding, based on their remaining class certificate balances and in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 Certificates will be made first from payments relating to the Group I Mortgage Loans, any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans and any payments of principal to the Group III Class A Certificates will be made first from payments relating to the Group III Mortgage Loans.

                              Any principal distributions allocated to the Group II Class A Certificates are required to be distributed pro rata among the Class A-2A and Class A-2B Certificates, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Group II Class A Certificates will be allocated first to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero.

                              Any principal distributions allocated to the Group III Class A Certificates are required to be distributed pro rata among the Class A-3 Certificates and the Group III Class A Sequential Certificates. Principal distributions to the Group III Class A Sequential Certificates will be allocated first to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-5 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-6 Certificates, until their Class Certificate Balance has been reduced to zero..

                              Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group III Class A Certificates will be distributed pro rata between the Class A-3, Class A-4, Class A-5 and Class A-6 Certificates.

Class A-2B Interest Rate Cap: Beginning on the first Distribution Date, and for a period of 31 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class A-2B Certificates.

                              For its duration, the Class A-2B Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2B Interest Rate Cap Notional Balance ("the Class A-2B Interest Rate Cap Payment") as described on the schedule herein.

Class A-2B Interest Rate Cap  The Class A-2B Interest Rate Cap Payment shall be
Payment Allocation:           available to pay any Basis Risk Carry Forward
                              Amount due to the Class A-2B Certificates.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Group III Class A Interest    Beginning on the first Distribution Date, and for
Rate Cap:                     a period of 31 months thereafter, an Interest Rate
                              Cap will be entered into by the Trust for the benefit of the Group III Class A Certificates.

                              For its duration, the Group III Class A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Group III Class A Interest Rate Cap Notional Balance ("the Group III Class A Interest Rate Cap Payment") as described on the schedule herein.

Group III Class A Interest    The Group III Class A Interest Rate Cap Payment
Rate Cap Payment Allocation:  shall be available to pay any Basis Risk Carry
                              Forward Amount due to the Group III Class A
                              Certificates on a pro rata basis.

Class M Interest Rate Cap:    Beginning on the first Distribution Date, and for
                              a period of 38 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class M Certificates.

                              For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate Cap     The Class M Interest Rate Cap Payment shall be
Payment Allocation:           available to pay any Basis Risk Carry Forward
                              Amount due to the Class M-1, Class M-2, Class M-3,
                              Class M-4 and Class M-5 Certificates on a pro rata basis.

Class B Interest Rate Cap:    Beginning on the first Distribution Date, and for
                              a period of 38 months thereafter, an Interest Rate
                              Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                              For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate Cap     The Class B Interest Rate Cap Payment shall be
Payment Allocation:           available to pay any Basis Risk Carry Forward
                              Amount due to the Class B-1, Class B-2 and Class
                              B-3 Certificates on a pro rata basis.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Allocation of Net Monthly     For any Distribution Date, any Net Monthly Excess
Excess Cashflow:              Cashflow shall be paid as follows:

                              (i) to the Class M-1 Certificates, the unpaid interest shortfall amount;

                              (ii)   to the Class M-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (iii) to the Class M-2 Certificates, the unpaid interest shortfall amount;

                              (iv)   to the Class M-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (v) to the Class M-3 Certificates, the unpaid interest shortfall amount;

                              (vi)   to the Class M-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (vii) to the Class M-4 Certificates, the unpaid interest shortfall amount;

                              (viii) to the Class M-4 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (ix) to the Class M-5 Certificates, the unpaid interest shortfall amount;

                              (x)    to the Class M-5 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xi) to the Class B-1 Certificates, the unpaid interest shortfall amount;

                              (xii)  to the Class B-1 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xiii) to the Class B-2 Certificates, the unpaid
                                     interest shortfall amount;

                              (xiv)  to the Class B-2 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xv) to the Class B-3 Certificates, the unpaid interest shortfall amount;

                              (xvi)  to the Class B-3 Certificates, the
                                     allocated unreimbursed realized loss
                                     amount;

                              (xvii) concurrently, any unpaid Class A-1 Basis
                                     Risk Carry Forward Amount to the Class A-1
                                     Certificates, any unpaid Group II Class A
                                     Basis Risk Carry Forward Amount to the
                                     Group II Class A Certificates and any
                                     unpaid Group III Class A Basis Risk Carry
                                     Forward Amount to the Group III Class A
                                     Certificates; and

                             (xviii) sequentially, to Classes M-1, M-2, M-3,
                                     M-4, M-5, B-1, B-2 and B-3 Certificates, in such order, any unpaid Basis Risk Carry Forward Amount for such classes.

Interest Remittance Amount:   For any Distribution Date, the portion of
                              available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest: For any Distribution Date and each class of
                              Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution        On any Distribution Date, the sum of (i) the Basic
Amount:                       Principal Distribution Amount and (ii) the Extra
                              Principal Distribution Amount.

Basic Principal Distribution  On any Distribution Date, the excess of (i) the
Amount: aggregate principal remittance amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess Cashflow:  For any Distribution Date is the amount of funds available for distribution on such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution  For any Distribution Date, the lesser of (i) the
Amount: excess of (x) interest collected or advanced with respect to the Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:   For any Distribution Date, means the excess, if
                              any, of the overcollateralization over the required overcollateralization for such
                              Distribution Date.

Class A Principal Allocation  For any Distribution Date, the percentage
Percentage:                   equivalent of a fraction, determined as follows:
                              (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date, (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution
                              Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and
                              (iii) in the case of the Group III Class A
                              Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group III
                              Mortgage Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class A Principal             For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the aggregate Certificate Principal
                              Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                              63.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                              Loans as of the last day of the related Due Period over $6,815,072.

Class M-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 69.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Class M-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.10% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Class M-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 78.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Class M-4 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date) and (v) the Certificate Principal Balance of the Class M-4
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 84.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class M-5 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class M-5
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 87.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Class B-1 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date) and (vii) the Certificate Principal Balance of the Class B-1
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.80% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Class B-2 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date). (vii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date) and (viii) the Certificate Principal Balance of the Class B-2
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 91.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Class B-3 Principal           For any Distribution Date, an amount equal to the
Distribution Amount:          excess of (x) the sum of (i) the aggregate
                              Certificate Principal Balance of the Class A
                              Certificates (after taking into account the payment of the Class A Principal Distribution
                              Amount on such Distribution Date), (ii) the
                              Certificate Principal Balance of the Class M-1
                              Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                              Amount on such Distribution Date), (iii) the
                              Certificate Principal Balance of the Class M-2
                              Certificates (after taking into account the payment of the Class M-2 Principal Distribution
                              Amount on such Distribution Date), (iv) the
                              Certificate Principal Balance of the Class M-3
                              Certificates (after taking into account the payment of the Class M-3 Principal Distribution
                              Amount on such Distribution Date), (v) the
                              Certificate Principal Balance of the Class M-4
                              Certificates (after taking into account the payment of the Class M-4 Principal Distribution
                              Amount on such Distribution Date), (vi) the
                              Certificate Principal Balance of the Class M-5
                              Certificates (after taking into account the payment of the Class M-5 Principal Distribution
                              Amount on such Distribution Date), (vii) the
                              Certificate Principal Balance of the Class B-1
                              Certificates (after taking into account the payment of the Class B-1 Principal Distribution
                              Amount on such Distribution Date), (viii) the
                              Certificate Principal Balance of the Class B-2
                              Certificates (after taking into account the payment of the Class B-2 Principal Distribution
                              Amount on such Distribution Date) and (ix) the Certificate Principal Balance of the Class B-3
                              Certificates immediately prior to such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately 93.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and
                              (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $6,815,072.

Trust Tax Status:             REMIC.

ERISA Eligibility:            Subject to the considerations in the Prospectus,
                              all Offered Certificates are ERISA eligible.

SMMEA Eligibility:            It is anticipated that the Class A-2A and Class
                              A-2B Certificates will be SMMEA eligible.

Prospectus:                   The Class A-2A, Class A-2B, Class A-3, Class A-4,
                              Class A-5, Class A-6, Class M-1, Class M-2, Class
                              M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the
                              "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To CALL

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
 A-2B  WAL                           5.28          4.47         3.59          2.65          2.01          1.53          1.16
       First Payment Date          9/25/2004    9/25/2004     9/25/2004     9/25/2004     9/25/2004     9/25/2004     9/25/2004
       Expected Final Maturity    11/25/2019    9/25/2017     3/25/2015     7/25/2012    11/25/2010     9/25/2009    10/25/2008
       Window                       1 - 183      1 - 157       1 - 127       1 - 95        1 - 75        1 - 61        1 - 50
----------------------------------------------------------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60            75            100           125           150           175
-----------------------------------------------------------------------------------------------------------------------------------
 A-2B  WAL                           5.62          4.78          3.87          2.86          2.17          1.65          1.18
       First Payment Date          9/25/2004     9/25/2004     9/25/2004     9/25/2004     9/25/2004     9/25/2004     9/25/2004
       Expected Final Maturity     8/25/2031     8/25/2029     3/25/2026     2/25/2021     7/25/2017    11/25/2014    12/25/2012
       Window                       1 - 324       1 - 300       1 - 259       1 - 198       1 - 155       1 - 123       1 - 100
-----------------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-2B  WAL                                         3.26                      2.54                       2.01
       First Payment Date                       9/25/2004                  9/25/2004                 9/25/2004
       Expected Final Maturity                  4/25/2014                  4/25/2012                 11/25/2010
       Window                                    1 - 116                    1 - 92                     1 - 75
------------------------------------------------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

------------------------------------------------------------------------------------------------------------------------
       CPR (%)                                      20                        25                         30
------------------------------------------------------------------------------------------------------------------------
 A-2B  WAL                                         3.54                      2.77                       2.20
       First Payment Date                       9/25/2004                  9/25/2004                 9/25/2004
       Expected Final Maturity                  6/25/2025                  9/25/2021                 9/25/2018
       Window                                    1 - 250                    1 - 205                   1 - 169
------------------------------------------------------------------------------------------------------------------------



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

      Period          A-2B Cap (%)         Period         A-2B Cap (%)         Period         A-2B Cap (%)
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
                       Actual/360                          Actual/360                          Actual/360
         0                 -                 48              14.64               96              14.79
         1               15.31               49              14.65               97              14.79
         2               10.22               50              15.16               98              15.28
         3               10.02               51              14.67               99              14.79
         4               10.24               52              15.17              100              15.28
         5               10.04               53              14.68              101              14.79
         6               10.04               54              14.69              102              14.79
         7               10.75               55              16.27              103              16.38
         8               10.06               56              14.70              104              14.79
         9               10.29               57              15.19              105              15.29
        10               10.08               58              14.77              106              14.79
        11               10.31               59              15.27              107              15.29
        12               10.10               60              14.78              108              14.67
        13               10.11               61              14.78              109              11.83
        14               10.34               62              15.27              110              12.25
        15               10.14               63              14.78              111              11.88
        16               10.27               64              15.27              112              12.31
        17               10.06               65              14.78              113              11.94
        18               10.08               66              14.78              114              11.97
        19               10.86               67              16.36              115              13.29
        20               10.16               68              14.78              116              12.03
        21               11.35               69              15.27              117              12.47
        22               10.04               70              14.78              118              12.10
        23               10.36               71              15.27              119              12.54
        24               10.09               72              14.78              120              12.17
        25               10.13               73              14.78              121              12.21
        26               10.45               74              15.27              122              12.65
        27               10.48               75              14.78              123              12.28
        28               10.30               76              15.27              124              12.73
        29               10.01               77              14.78              125              12.36
        30               10.05               78              14.78              126              12.41
        31               11.16               79              16.36              127              13.78
        32               10.20               80              14.78              128              12.49
        33               10.54               81              15.27              129              12.95
        34               10.75               82              14.78              130              12.58
        35               11.17               83              15.27              131              13.05
        36               10.86               84              14.78              132              12.68
        37               36.74               85              14.78              133              12.73
        38               14.34               86              15.27              134              13.21
        39               14.05               87              14.78              135              12.83
        40               14.95               88              15.27              136              13.32
        41               14.38               89              14.78              137              12.94
        42               14.36               90              14.78              138              13.00
        43               15.37               91              15.80              139              13.96
        44               14.40               92              14.78              140              13.12
        45               14.95               93              15.28              141              13.62
        46               14.64               94              14.78              142              13.24
        47               15.13               95              15.28              143              13.75



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

      Period          A-2B Cap (%)         Period         A-2B Cap (%)         Period         A-2B Cap (%)
------------------ ----------------- ----------------- ----------------- ----------------- -----------------
                       Actual/360                          Actual/360                          Actual/360
       144               13.37              187              22.06
       145               13.44              188              21.15
       146               13.96              189              22.44
       147               13.58              190              22.32
       148               14.11              191              23.74
       149               13.73              192              23.69
       150               13.81              193              24.48
       151               15.38              194              26.19
       152               13.97              195              26.30
       153               14.52              196              28.28
       154               14.14              197              28.55
       155               14.70              198              29.88
       156               14.32              199              34.74
       157               14.41              200              33.10
       158               14.99              201              36.23
       159               14.61              202              37.35
       160               15.20              203              41.37
       161               14.81              204                -
       162               14.92
       163               16.64
       164               15.14
       165               15.77
       166               15.38
       167               16.02
       168               15.63
       169               15.76
       170               16.42
       171               16.02
       172               16.70
       173               16.31
       174               16.46
       175               18.39
       176               16.77
       177               17.61
       178               17.31
       179               18.18
       180               17.89
       181               18.21
       182               19.17
       183               18.91
       184               19.94
       185               19.72
       186               20.16



(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%


The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                 Group III Class A Cap                       Class M Cap                              Class B Cap
          ------------------------------------   -------------------------------------    -------------------------------------
Period     Balance ($)    Strike %  Ceiling %     Balance ($)      Strike %  Ceiling %     Balance ($)     Strike %   Ceiling %
   1      429,850,000.00    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   2      419,593,944.15    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   3      409,377,804.26    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   4      399,197,424.57    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   5      389,049,382.77    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   6      378,931,133.14    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   7      368,841,006.08    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   8      358,778,203.05    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
   9      348,742,786.71    6.30      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  10      338,735,666.10    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  11      328,758,706.26    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  12      318,814,858.42    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  13      308,911,066.14    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  14      299,232,920.91    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  15      289,784,428.43    6.40      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  16      280,560,170.57    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  17      271,554,856.52    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  18      262,763,332.07    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  19      254,180,539.54    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  20      245,802,049.50    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  21      237,623,170.82    6.45      9.80        164,243,000.00     5.40      8.40        37,483,000.00     3.75       6.75
  22      229,642,841.36    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  23      221,866,895.29    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  24      214,272,051.64    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  25      206,857,294.90    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  26      199,618,381.21    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  27      192,551,166.37    8.25      9.80        164,243,000.00     7.15      8.85        37,483,000.00     5.50       7.20
  28      185,651,603.43    9.15      9.80        164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  29      178,915,740.49    9.15      9.80        164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  30      172,339,718.40    9.15      9.80        164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  31      165,919,807.32    9.15      9.80        164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  32      159,652,842.52    9.15      9.80        164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  33            -            -          -         164,243,000.00     7.85      9.15        37,483,000.00     6.20       7.50
  34            -            -          -         164,243,000.00     8.65      9.35        37,483,000.00     7.00       7.70
  35            -            -          -         164,243,000.00     8.65      9.35        37,483,000.00     7.00       7.70
  36            -            -          -         164,243,000.00     8.65      9.35        37,483,000.00     7.00       7.70
  37            -            -          -         164,243,000.00     8.65      9.35        37,483,000.00     7.00       7.70
  38            -            -          -         164,088,171.97     8.65      9.35        31,224,487.94     7.00       7.70
  39            -            -          -         152,057,292.57     8.65      9.35        30,470,842.89     7.00       7.70
  40            -            -          -               -             -         -                -             -         -



The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------

                    Class A-2B Cap
          ------------------------------------
Period     Balance ($)    Strike %  Ceiling %
   1      63,462,000.00     6.10      9.65
   2      61,823,342.60     6.10      9.65
   3      60,201,369.52     6.10      9.65
   4      58,595,419.14     6.10      9.65
   5      57,004,910.44     6.10      9.65
   6      55,429,364.97     6.10      9.65
   7      53,868,406.17     6.10      9.65
   8      52,321,758.05     6.10      9.65
   9      50,789,243.54     6.10      9.65
  10      49,271,205.27     6.10      9.65
  11      47,767,825.52     6.10      9.65
  12      46,279,238.98     6.10      9.65
  13      44,822,444.03     6.10      9.65
  14      43,400,276.77     6.10      9.65
  15      42,012,126.65     6.10      9.65
  16      40,657,185.11     6.20      9.65
  17      39,334,662.74     6.20      9.65
  18      38,043,788.78     6.20      9.65
  19      36,783,810.77     6.20      9.65
  20      35,554,236.95     6.20      9.65
  21      34,354,145.20     6.20      9.65
  22      33,186,605.65     8.30      9.65
  23      32,046,529.71     8.30      9.65
  24      30,933,637.00     8.30      9.65
  25      29,847,325.82     8.30      9.65
  26      28,786,965.45     8.30      9.65
  27      27,751,940.10     8.30      9.65
  28      26,741,648.49     9.30      9.65
  29      25,755,503.59     9.30      9.65
  30      24,792,935.38     9.30      9.65
  31      23,853,398.42     9.30      9.65
  32      22,936,509.54     9.30      9.65
  33            -            -          -





The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

--------------------------------------------------------------------------------
                                     Page 21